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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------
                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                            ------------------------

Date of Report (Date of earliest event reported):  March 7, 2001

                                 IMMUNOGEN, INC.
             (Exact name of registrant as specified in its Charter)

Massachusetts                       0-17999               04-2726691
(State or other jurisdiction      (Commission           (IRS Employer
of incorporation)                 File Number)         Identification No.)


    128 Sidney Street, Cambridge, Massachusetts             02139
     (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (617) 995-2500
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ITEM 5. OTHER EVENTS

On March 5, 2001, ImmunoGen, Inc. ("ImmunoGen") announced that it had entered into a collaboration agreement with Millennium Pharmaceuticals, Inc. ImmunoGen will receive an upfront payment of $2.0 million. In addition to royalties on net sales, the terms of the agreement include milestone payments, assuming all benchmarks are met, for potentially more than $41.0 million per target.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

None.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                        ImmunoGen, Inc.
                                        (Registrant)




Date:    March 7, 2001                  /s/ MITCHEL S. SAYARE
                                        --------------------------------
                                            Mitchel S. Sayare
                                            Chairman and CEO